Exhibit 10.13


                                     FORM OF

                               EARNINGS ASSIGNMENT

                                    [VESSEL]
                            Official Number [NUMBER]

            THIS EARNINGS ASSIGNMENT, dated [DATE], is given by [SHIPOWNER], a [PLACE OF INCORPORATION] corporation (the "Assignor"), in favor of CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH ("CBK"), a banking association organized and existing under the laws of the Kingdom of Norway, not in its individual capacity, but solely as trustee (together with its successors in trust and assigns, the "Trustee") pursuant to that certain Master Vessel and Collateral Trust Agreement dated [CLOSING DATE] (as the same may be amended, supplemented or otherwise modified from time to time, the "Master Vessel Trust Agreement") between CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Collateral Agent for the Secured Creditors referred to therein, and CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as Trustee (the "Assignee"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as so defined.

                                    RECITALS

            A. The Assignor is the sole owner of the [COUNTRY FLAG] flag vessel [VESSEL], Official Number [NUMBER], (the "Vessel").

            B. General Maritime Corporation, a Marshall Islands corporation (the "Borrower") has entered into a Credit Agreement dated as of [DATE] (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among CBK, as Administrative Agent, Syndication Agent and Lead Arranger (the "Agent") and each of the other lenders from time to time parties thereto (each a "Lender" and collectively the "Lenders"), providing for loans to the Borrower in the principal amount of up to One Hundred Sixty-Five Million United States Dollars (US $165,000,000) (as defined in the Credit Agreement, the "Loan").

            C. The Assignor is an indirectly wholly-owned subsidiary of the Borrower. The Borrower may at any time and from time to time on and after the date hereof enter into, or guaranty the obligations of the Assignor or one or more other or any of their respective subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Borrower's obligations under the Credit Agreement, with one or more Secured Creditors; each such Interest Rate Protection Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Interest Rate


                                              EARNINGS ASSIGNMENT [VESSEL NAMES]
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Protection Agreement," and each such Other Hedging Agreement, as amended, modified, restated and/or supplemented from time to time, is herein called an "Other Hedging Agreement.")

            D. The Assignor has entered into the Subsidiaries Guaranty and the Pledge Agreement in favor of the Lenders, pursuant to which the Assignor has guaranteed and secured, as the case may be, (i) all obligations of the Borrower under the Credit Agreement and the other Credit Documents to which it is a party, and (ii) all obligations of the Borrower, the Assignor, the other Pledgors and their respective subsidiaries under each Interest Rate Protection Agreement and each Other Hedging Agreement, and the Assignor has granted the Assignee a First Preferred [COUNTRY FLAG of VESSEL] Mortgage to secure its obligations under the Subsidiaries Guaranty and the other Credit Documents to which it is a party.

            E. It is a condition to the obligation of the Lenders to advancing funds to the Borrower under the Credit Agreement that the Assignor enters into this Assignment as security for its obligations under the Subsidiaries Guaranty and the other Credit Documents to which it is a party.

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. As security for all amounts due and to become due to the Secured Creditors, the Agent, the Pledgee, the Collateral Agent, the Assignee and the Mortgagee under the Subsidiaries Guaranty and the other Credit Documents, including without limitation:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of the Assignor to the Lender Creditors (as defined in the Pledge Agreement), whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which the Assignor is a party and the due performance and compliance by the Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");


                                       2      EARNINGS ASSIGNMENT [VESSEL NAMES]
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            (ii) the full and prompt payment when due (whether at the stated
      maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors (as defined in the Pledge Agreement) under, or with respect to (including, in the case of each Assignor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

            (iii) any and all sums advanced by the Assignee in order to preserve the Earnings Collateral (as defined below) or preserve its security interest in the Earnings Collateral;

            (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Earnings Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (v) all amounts paid by the Assignee as to which the Assignee has the right to reimbursement hereunder or under the Mortgage;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) hereof being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date hereof or extended from time to time after the date hereof, the Assignor hereby grants, sells, conveys, assigns, transfers, mortgages and pledges to the Assignee, and unto the Assignee's successors and assigns, all its right, title, interest, claim and demand in and to, and hereby also grants unto the Assignee a security interest in and to (the following clauses (i) through (v), collectively, the "Earnings Collateral") (i) the earnings of the Vessel, including, but not limited to, all freight, hire and passage moneys, proceeds of off-hire insurance,


                                       3      EARNINGS ASSIGNMENT [VESSEL NAMES]
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any other moneys earned and to be earned, due or to become due, or paid or payable to, or for the account of, the Assignor, of whatsoever nature, arising out of or as a result of the ownership, use, operation or management by the Assignor or its agents of the Vessel, (ii) all moneys and claims for moneys due and to become due to the Assignor under and all claims for damages arising out of the breach (or payments for variation or termination) of any charter, or contract relating to or under which is employed the Vessel, any and all other present and future charter parties, contracts of affreightment, and operations of every kind whatsoever of the Vessel, and in and to any and all claims and causes of action for money, loss or damages that may now and hereafter accrue or belong to the Assignor, its successors or assigns, arising out of or in any way connected with the present or future ownership, use, operation or management of the Vessel or arising out of or in any way connected with the Vessel, (iii) all moneys and claims for moneys due and to become due to the Assignor, and all claims for damages, in respect of the actual or constructive total loss of or requisition of use of or title to the Vessel, (iv) all moneys and claims for moneys due in respect of demurrage or detention and (v) any proceeds of any of the foregoing.

            SECTION 2. (a) The Assignor covenants that (i) it will have all the earnings and other moneys hereby assigned paid over promptly to such Concentration Account as the Collateral Agent may specify in writing from time to time; (ii) it will promptly notify in writing substantially in the form of Exhibit B hereto, and deliver a duplicate copy of such notice to the Assignee, each of the Assignor's agents and representatives into whose hands or control may come any earnings and moneys hereby assigned, informing each such person of this Assignment and instructing such addressee to remit promptly to such Concentration Account all earnings and moneys hereby assigned which may come into such person's hands or control and to continue to make such remittances until such time as such person may receive written notice or instructions to the contrary directly from the Assignee; and (iii) it will instruct each such person to acknowledge directly to the Assignee receipt of the Assignor's written notification and the instructions.

            SECTION 3. Anything herein contained to the contrary notwithstanding, the Assignee, or its respective successors and assigns, shall have no obligation or liability under any agreement, including any charter or contract of affreightment by reason of or arising out of this Assignment, or out of any Charter Assignment (as defined below) made pursuant to Section 6 hereof, and the Assignee, or its respective successors and assigns, shall not be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any agreement, including any charter or contract of affreightment or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.


                                       4      EARNINGS ASSIGNMENT [VESSEL NAMES]
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            SECTION 4. The Assignor hereby constitutes the Assignee, its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power, in the name of the Assignor or otherwise, upon the occurrence and continuance of a Default or an Event of Default, to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due, property and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any document or to take any action or institute any proceedings which the Assignee and its successors and assigns may reasonably deem necessary or advisable in the premises.

            SECTION 5. The powers and authorities granted to the Assignee and its successors or assigns herein have been given for valuable consideration and are hereby declared to be irrevocable.

            SECTION 6. The Assignor hereby agrees that at any time and from time to time, upon entering into any charter or contract of affreightment or other agreement for employment of the Vessel of whatsoever nature for a period of twelve (12) months or longer including permitted extensions and renewals, it will promptly and duly execute and deliver to and in favor of the Assignee at the cost and expense of the Assignor a Charter Assignment in respect of such charter to the Assignee substantially in the form attached as Exhibit A hereto (the "Charter Assignment") and it will promptly execute and deliver any and all such further instruments and documents as the Assignee, and its successors or assigns, may reasonably require in order to obtain the full benefits of this Assignment, the Charter Assignment and of the rights and powers herein and therein granted. The Assignor covenants to use its best efforts to obtain the consent of the charterer under said charter to the Charter Assignment pursuant to the terms of the Charter Assignment or in other form and substance reasonably satisfactory to the Assignee.

            SECTION 7. The Assignor warrants and represents that it has not assigned or pledged the rights, title and interest assigned hereunder to anyone other than the Assignee. The Assignor hereby covenants that, without the prior written consent thereto of the Assignee, so long as this Assignment shall remain in effect, it will not assign or pledge the whole or any part of the rights, title and interest hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of this Assignment, or of any of the rights created by this Assignment.

            SECTION 8. The Assignor hereby appoints the Assignee as its attorney-in-fact to execute on the Assignor's behalf and file any financing statements or continuation statements under the Uniform Commercial Code or papers of similar purpose or effect in respect of this Assignment.


                                       5      EARNINGS ASSIGNMENT [VESSEL NAMES]

            SECTION 9. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment.

            SECTION 10. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW). This Assignment shall not be amended and/or varied except by agreement in writing signed by the parties hereto.

            SECTION 11. Any notice, demand or other communication to be given under or for the purposes of this Assignment shall be made as provided in
Section 13.03 of the Credit Agreement or Section 4 of Article IV of the
Mortgage.

            SECTION 12. This Assignment may be executed in any number of counterparts each of which shall be an original, but all such counterparts shall together constitute one and the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


                                       6      EARNINGS ASSIGNMENT [VESSEL NAMES]
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            IN WITNESS WHEREOF, the Assignor has duly executed this instrument as of the day and year first above written.

                                        [SHIPOWNER],
                                        as Assignor,


                                        By _____________________________________
                                             Name:
                                             Title:


                                               EARNINGS ASSIGNMENT [VESSEL NAME]
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                                                                    Exhibit A to
                                                             EARNINGS ASSIGNMENT

                                    [Form of]

                               CHARTER ASSIGNMENT

                                       No.

                                    [VESSEL]
                            Official Number [NUMBER]

            [SHIPOWNER], a [PLACE OF INCORPORATION] corporation (the "Assignor"), refers to an Earnings Assignment, dated [DATE] (the "Earnings Assignment") given by the Assignor in favor of, CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, a banking association organized and existing under the laws of the Kingdom of Norway (the "Assignee"), not in its individual capacity, but solely as agent on behalf of the Lenders, pursuant to the Credit Agreement, wherein the Assignor agreed to enter into a Charter Assignment in the event the Assignor entered into any charter or contract of affreightment or other agreement for employment of the Vessel for a period of twelve (12) months or longer including permitted extensions and renewals.

            The Assignor represents that it has entered into a charter dated ___________ between the Assignor and __________________ (the "Charterer"), a true and complete copy of which is attached hereto (the "Charter"), and agrees that Section 1 of the Earnings Assignment is hereby amended to add to the description of collateral contained in said Section all of the Assignor's right, title and interest in and to the Charter, all earnings and freights thereunder, and all amounts due the Assignor thereunder, and the Assignor does hereby grant, sell, convey, assign, transfer, mortgage and pledge to the Assignee, and unto the Assignee's successors and assigns, all its right, title, interest, claim and demand in and to, and hereby does also grant unto the Assignee, a security interest in and to, the Charter and all claims for damages arising out of the breach of and rights to terminate the Charter, and any proceeds of any of the foregoing.

            The Assignor hereby warrants that the Assignor will promptly give notice to the Charterer of the Earnings Assignment as provided by Section 6 of the Earnings Assignment and the Assignor will use its best efforts to obtain the consent of the Charterer as evidenced by the execution by the Charterer of the Charterer's Consent and Agreement in the form attached hereto as Annex 1.

            The Assignor reconfirms that the Earnings Assignment including all of the rights and liabilities, covenants and obligations therein remains in full force and effect.


                                               EARNINGS ASSIGNMENT [VESSEL NAME]

            Terms used herein and not otherwise defined herein are used as defined in, or by reference in, the Earnings Assignment.

            The Assignor hereby agrees that so long as this Charter Assignment is in effect it will not terminate said Charter, or amend, modify, supplement, or waive any material term of said Charter in a manner adverse to the Assignee, in each case without first obtaining the written consent of the Assignee therefor. The Assignor hereby agrees to notify the Assignee in writing of any arbitration.

            No amendment or modification of the Charter, and no consent, waiver or approval with respect thereto shall be valid unless joined in, in writing, by the Assignee. No notice, request or demand under the Charter, shall be valid as against the Assignee unless and until a copy thereof is furnished to the Assignee.

            IN WITNESS WHEREOF, the Assignor has caused this Charter Assignment No. ___ to be duly executed this _____ day of __________________.

                                        [SHIPOWNER],
                                        as Assignor


                                        By _____________________________________
                                             Name:
                                             Title:


                                       2      EARNINGS ASSIGNMENT [VESSEL NAMES]

                                                                      Annex I to
                                                                    Exhibit A to
                                                             EARNINGS ASSIGNMENT

                                    [Form of]

                        CHARTERER'S CONSENT AND AGREEMENT

                                    No. _____

                                    [VESSEL]
                            Official Number [NUMBER]

            The undersigned, charterer of the [COUNTRY] flag vessel [VESSEL] pursuant to a time charter-party dated [DATE OF TIME CHARTER PARTY] (the "Charter"), does hereby acknowledge notice of the assignment by the Assignor of all the Assignor's right, title and interest in and to the Charter to CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH, as agent (the "Assignee"), pursuant to a Charter Assignment dated [DATE] and an Earnings Assignment dated [DATE] (as the same may be amended, supplemented or otherwise modified from time to time, the "Assignment"), consents to such assignment, and agrees that, it will make payment of all moneys due and to become due under the Charter, without setoff or deduction for any claim not arising under the Charter, and notwithstanding the existence of a default or event of default by the Assignor under the Charter, direct to the Assignee or such account specified by the Assignee at such address as the Assignee shall request the undersigned in writing until receipt of written notice from the Assignee that all obligations of the Assignor to it have been paid in full.

            The undersigned agrees that it shall look solely to the Assignor for performance of the Charter and that the Assignee shall have no obligation or liability under or pursuant to the Charter arising out of the Assignment, nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to the Charter. Notwithstanding the foregoing, if in the sole opinion of the Assignee an Event of Default under the Credit Agreement (as defined in or by reference in the Assignment) shall have occurred and be continuing, the undersigned agrees that the Assignee shall have the right, but not the obligation, to perform all of the Assignor's obligations under the Charter as though named therein as owner.

            The undersigned agrees that it shall not seek the recovery of any payment actually made by it to the Assignee pursuant to this Charterer's Consent and Agreement once such payment has been made. This provision shall not be construed to relieve the Assignor of any liability to the Charterer.


                                               EARNINGS ASSIGNMENT [VESSEL NAME]

            The undersigned hereby waives the right to assert against the Assignee, as assignee of the Assignor, any claim, defense, counterclaim or setoff that it could assert against the Assignor under the Charter.

            The undersigned agrees to execute and deliver, or cause to be executed and delivered, upon the written request of the Assignee any and all such further instruments and documents as the Assignee may deem desirable for the purpose of obtaining the full benefits of this Assignment and of the rights and power herein granted.

            The undersigned agrees that no amendment, modification or alteration of the terms or provisions of the Charter shall be made unless the same shall be consented to in writing by the Assignee.

            The undersigned hereby confirms that the Charter is a legal, valid and binding obligation, enforceable against it in accordance with its terms.

Dated: _________________

                                        [CHARTERER],
                                        as Charterer


                                        By _____________________________________
                                             Name:
                                             Title:


                                       2      EARNINGS ASSIGNMENT [VESSEL NAMES]
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                                                                    Exhibit B to
                                                             EARNINGS ASSIGNMENT

                          FORM OF NOTICE OF ASSIGNMENT

            The undersigned, [__________________], the Owner of the [__________]
flag vessel "[___________]", hereby gives you notice that by an Earnings Assignment dated as of [________________], entered into by us with CHRISTIANIA BANK OG KREDITKASSE ASA, NEW YORK BRANCH in its capacity as Trustee for certain Lenders (hereinafter called the "Assignee"), a copy of which is attached hereto, there has been assigned by us to the Assignee all earnings effected and to be effected in respect of the said vessel.

                                        [___________________]
                                            Owner,


                                        By: ____________________________________
                                              Name:
                                              Title:

Dated:  _________________


                                               EARNINGS ASSIGNMENT [VESSEL NAME]